UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 27, 2007
NeuStar, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32548	52-2141938
(State or other jurisdiction	(Commission	(IRS Employer
Of incorporation)	File Number)	Identification No.)

46000 Center Oak Plaza
Sterling, Virginia	20166
(Address of principal executive offices)	(Zip Code)
(571) 434-5400
(Registrant’s telephone number, including area code.)
N/A
(Former name and former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) Effective March 1, 2007, Michael Lach’s employment as President and Chief Operating Officer of the Company was terminated. The Compensation Committee has authorized the payment of up to $25,000 in fees to Mr. Lach’s attorneys for services provided in connection with his termination. A copy of the Company’s press release announcing Mr. Lach’s departure is attached as Exhibit 99.1 to this Current Report on Form 8-K.
(c) Effective March 5, 2007, Lawrence Bouman was appointed as Chief Operating Officer of the Company. A copy of the Company’s press release announcing Mr. Bouman’s appointment is attached as Exhibit 99.1 to this Current Report on Form 8-K.
     Prior to joining the Company, Mr. Bouman, 60, served as Chief Technology Officer of LCI International, Inc., a telecommunications company, from 1995 to 1999. As Chief Technology Officer, Mr. Bouman was responsible for the creation of corporate technology strategy, the development of capital and expense plans supporting revenue growth, product development, and the integration of four company acquisitions. LCI International was acquired by Quest Communications International Inc. in June 1998. Prior to LCI International, Mr. Bouman spent 20 years with MCI, Inc., a telecommunications company, most recently as Senior Vice President of Network Operations, where he was responsible for all major engineering and network operations organizations. Since 1999, Mr. Bouman has previously served as a director to technology and communications companies, an investor in emerging private technology opportunities, and a consultant to capital management firms and corporations, including NeuStar.
     The Compensation Committee has approved a fiscal year 2007 base salary of $425,000 for Mr. Bouman. The Compensation Committee also established a target award level for Mr. Bouman under the Company’s Annual Performance Incentive Plan (the “Performance Plan”) of 100% of his base salary for 2007. 90% of Mr. Bouman’s target award will be based on the Company’s achievement of established goals relating to 2007 revenue and earnings before interest income, interest expense, income taxes, depreciation and amortization (“EBITDA”). The remaining 10% of his total target award will be based on individual achievements and is discretionary. Actual amounts payable under the Performance Plan can range from 0% to 150% of the target award, based upon the extent to which performance under each of these criteria meets, exceeds or is below target.
     The Compensation Committee also approved granting to Mr. Bouman restricted stock units, pursuant to the Company’s 2005 Stock Incentive Plan (the “Stock Plan”), with respect to 50,000 shares of Class A Common Stock of the Company. The restricted stock units will vest and be paid out in shares of Class A Common Stock on June 1, 2008, subject to the degree of achievement by the Company of established goals relating to 2007 revenue and EBITDA. The grant of restricted stock units was made pursuant to the terms of a Restricted Stock Unit Agreement, which sets forth the terms and conditions of the restricted stock units granted to Mr. Bouman. A copy of the form of Restricted Stock Unit Agreement is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.
     (e) On February 27, 2007, the independent members of the Board of Directors, acting on a recommendation from the Compensation Committee: (1) approved a 2006 cash incentive award for Jeffrey Ganek, the Company’s Chairman and Chief Executive Officer, under the Performance Plan; (2) approved an additional 2006 bonus award for Mr. Ganek; (3) established a 2007 base salary for Mr. Ganek; and (4) established 2007 performance goals and targets applicable to Mr. Ganek under the Performance Plan.
     On March 1, 2007, the Compensation Committee: (1) approved 2006 cash incentive awards for the Company’s executive officers under the Performance Plan; (2) approved additional 2006 bonus awards for certain executive officers; (3) approved performance share unit grants and stock option grants for executive officers under the Stock Plan; (4) established 2007 base salaries for executive officers; and (5) established 2007 performance goals and targets for executive officers under the Performance Plan.

2006 Cash Incentive Awards
     The following table sets forth the 2006 cash incentive amounts awarded to the Company’s named executive officers (the “Named Executive Officers”) under the Performance Plan.

Name	2006 Cash Incentive Award

Jeffrey Ganek Chief Executive Officer	$375,000

Jeffrey Babka Senior Vice President and Chief Financial Officer	$225,000

Mark Foster Senior Vice President and Chief Technology Officer	$236,250

John Malone Senior Vice President, Sales and Business Development	$198,750
2006 Bonus Awards
     The following table sets forth the additional 2006 bonus amounts awarded to certain Named Executive Officers.

Name	2006 Bonus Award

Jeffrey Ganek Chief Executive Officer	$125,000

Jeffrey Babka Senior Vice President and Chief Financial Officer	$75,000

John Malone Senior Vice President, Sales and Business Development	$75,000
Equity Grants
     The following table sets forth the performance share units and stock options granted to the Named Executive Officers under the Stock Plan.

	Performance	Nonqualified
Name	Share Units	Stock Options

Jeffrey Ganek Chief Executive Officer	46,880	82,630

Jeffrey Babka Senior Vice President and Chief Financial Officer	10,000	20,000

Mark Foster Senior Vice President and Chief Technology Officer	18,000	38,000

John Malone Senior Vice President, Sales and Business Development	18,000	38,000

     The grants of performance share units described above were made pursuant to the terms of a Performance Award Agreement, which sets forth the terms and conditions of performance share units granted under the Stock Plan to executive officers. The performance share units will vest on January 1, 2010 and convert into shares of Class A Common Stock based on, and subject to, the achievement of certain revenue and EBITDA goals established by the Compensation Committee and set forth in the Performance Award Agreement. A form of the Performance Award Agreement is attached as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.
     The grants of nonqualified stock options described above were made pursuant to the terms of a Nonqualified Stock Option Agreement, which sets forth the terms and conditions of stock options granted under the Stock Plan to executive officers. Twenty-five percent of the options will vest and become exercisable on March 1, 2008; the remaining options will vest in 36 monthly installments thereafter. A form of the Nonqualified Stock Option Agreement is attached as Exhibit 99.4 to this Current Report on Form 8-K and is incorporated herein by reference.
2007 Base Salaries
     The following table sets forth revised base salaries for the Named Executive Officers, effective January 1, 2007.

Name	2007 Salary

Jeffrey Ganek Chief Executive Officer	$550,000

Jeffrey Babka Senior Vice President and Chief Financial Officer	$340,000

Mark Foster Senior Vice President and Chief Technology Officer	$340,000

John Malone Senior Vice President, Sales and Business Development	$315,000
2007 Performance Goals and Targets
     The Compensation Committee established, and in the case of Mr. Ganek, the Independent Directors approved, the performance goals and targets applicable under the Performance Plan for cash incentive awards that the Named Executive Officers are eligible to earn for fiscal year 2007. The following table sets forth the 2007 target awards for the Named Executive Officers, presented as a percentage of annual base salary.

Target Award
Name	(% of Base Salary)

Jeffrey Ganek Chief Executive Officer	100%

Jeffrey Babka Senior Vice President and Chief Financial Officer	75%

Mark Foster Senior Vice President and Chief Technology Officer	75%

John Malone Senior Vice President, Sales and Business Development	75%
     For the Named Executive Officers other than Mr. Foster, 90% of the target award will be based on the Company’s achievement of established goals relating to 2007 revenue and EBITDA. For Mr. Foster, 45% of the target award will be based on the Company’s achievement of established goals relating to 2007 revenue and EBITDA, and 45% will be based on the achievement of established goals relating to the 2007 revenue and EBITDA of the Company’s Next Generation Messaging division. The remaining 10% of each Named Executive Officer’s total target award will be based on individual achievements and is discretionary. Actual amounts payable under the Performance Plan can range from 0% to 150% of the target award, based upon the extent to which performance under each of these criteria meets, exceeds or is below target.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
(a) On February 27, 2007, the Board of Directors amended the Company’s Amended and Restated Bylaws to permit separation of the positions of President and Chief Operating Officer, reflect the Board’s current size of eight directors, and clarify that the Treasurer of the Company is authorized to sign checks and other payment orders on behalf of the Company.
     A copy of the Amended and Restated Bylaws, as amended, was filed with the Securities and Exchange Commission as Exhibit 3.2 to the Company’s Annual Report on Form 10-K on March 1, 2007.
Item 9.01 Financial Statements and Exhibits.
     The following materials are attached as exhibits to this Current Report on Form 8-K:

Exhibit
Number	Description
3.1	Amended and Restated Bylaws of NeuStar, Inc., incorporated by reference from Exhibit 3.2 to NeuStar’s Annual Report on Form 10-K, filed March 1, 2007 (File No. 001-32548).

99.1	Press Release of NeuStar, Inc., dated March 5, 2007.

99.2	Form of Restricted Stock Unit Agreement under the 2005 Stock Incentive Plan, made as of March 5, 2007, by and between NeuStar, Inc. and Lawrence Bouman.

99.3	Form of Performance Award Agreement.

99.4	Form of Nonqualified Stock Option Agreement.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 5, 2007	NEUSTAR, INC.
	By:	/s/ Martin K. Lowen
		Name:	Martin K. Lowen
		Title:	Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit
Number	Description
3.1	Amended and Restated Bylaws of NeuStar, Inc., incorporated by reference from Exhibit 3.2 to NeuStar’s Annual Report on Form 10-K, filed March 1, 2007 (File No. 001-32548).

99.1	Press Release of NeuStar, Inc., dated March 5, 2007.

99.2	Form of Restricted Stock Unit Agreement under the 2005 Stock Incentive Plan, made as of March 5, 2007, by and between NeuStar, Inc. and Lawrence Bouman.

99.3	Form of Performance Award Agreement.

99.4	Form of Nonqualified Stock Option Agreement.